                                                                    Exhibit 1.1


                         REGISTRATION RIGHTS AGREEMENT


                          Dated as of August 20, 1997


                                  by and among


                     TERRA NOVA INSURANCE (UK) HOLDINGS PLC


                                      and


                       TERRA NOVA (BERMUDA) HOLDINGS LTD.


                                      and


              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


                       ---------------------------------


                           7.2% Senior Notes Due 2007

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of August 20, 1997, by and among Terra Nova Insurance (UK) Holdings PLC, a company organized under the laws of England and Wales (the "Company"), Terra Nova (Bermuda) Holdings Ltd., a company organized under the laws of Bermuda (the "Guarantor"), Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchaser").

     This Agreement is made pursuant to the Purchase Agreement dated August 20, 1997 (the "Purchase Agreement") between the Company, the Guarantor and the Purchaser which provides for the sale by the Company to the Purchaser of $75,000,000 aggregate principal amount of the Company's 7.2% Senior Notes Due 2007 (the "Notes"), which are guaranteed by the Guarantor. In order to induce the Purchaser to enter into the Purchase Agreement and purchase the Notes, the Company and the Guarantor have agreed to provide the registration rights and perform the obligations set forth in this Agreement. The execution of this Agreement is a condition to the purchase of the Notes under the Purchase Agreement.

     The parties hereby agree as follows:

     1.   Definitions
          -----------

     Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Agreement" has the meaning set forth in the first paragraph of this
      ---------
Agreement.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
that is not a day on which banking institutions in The City of New York or Hamilton, Bermuda or London, England are authorized or obligated by law, regulation or executive order to close.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Company" has the meaning set forth in the first paragraph of this
      -------
Agreement and also includes the Company's successors.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the Commission promulgated thereunder.

     "Exchange Notes" means 7.2% Senior Notes Due 2007 issued by the Company
      --------------
under the Indenture and guaranteed by the Guarantor on the same terms as the Notes, and containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from August 26, 1997, (ii) the Exchange Notes will not contain restrictions on transfer, and (iii) the Exchange Notes will not contain provisions relating to an increase in their interest rate under certain circumstances) to be offered to Holders of Notes pursuant to the Exchange Offer.

     "Exchange Offer" means the exchange offer by the Company of Exchange Notes
      --------------
for Registrable Notes pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" means a registration under the Securities Act
      ---------------------------
effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" means an exchange offer
      -------------------------------------
registration statement on Form F-4 (or, if applicable, on another appropriate form) pursuant to the provisions of Section 2(a) of this Agreement which covers all of the Exchange Notes and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

     "Guarantor" has the meaning set forth in the first paragraph of this
      ---------
Agreement and also includes the Guarantor's successors.

     "Holder" means the Purchaser, for so long as it owns any Registrable Notes,
      ------
and its successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; provided that for
                                                            --------
purposes of Sections 4 and 6 of this Agreement, the term "Holder" shall include Participating Broker-Dealers as defined in Section 4(a).

     "Indenture" means the Indenture relating to the Notes dated as of August
      ---------
26, 1997 among the Company, the Guarantor and The Chase Manhattan Bank, N.A., as Trustee, as amended or supplemented from time to time in accordance with the terms thereof.

     "Notes" has the meaning set forth in the second paragraph of this
      -----
Agreement.

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Purchase Agreement" has the meaning set forth in the first paragraph of
      ------------------
this Agreement.

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or supplement thereto, with respect to the offering of any portion of the Registrable Notes covered by such Registration Statement or of the Exchange Notes, as the case may be, and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference therein.

     "Purchaser" has the meaning set forth in the first paragraph of this
      ---------
Agreement.

     "Registrable Notes" means the Notes; provided that any Note shall cease to
      -----------------                   --------
be a Registrable Note upon the earlier to occur of (i) when a Registration Statement with respect to such Note has been declared effective under the Securities Act and such Note has been disposed of pursuant to such Registration Statement, (ii) when such Note has become eligible for resale pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act, (iii) except with respect to any Note held by a Holder described in clause (iii) of Section 2(b) hereof, an Exchange Offer has been consummated, or (iv) such Notes shall cease to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 5 hereof.
      ---------------------

     "Registration Statement" means any registration statement that covers any
      ----------------------
of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated by the Commission thereunder.

     "Shelf Registration" means a registration under the Securities Act effected
      ------------------
pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" means a "shelf" registration statement on
      ----------------------------
Form S-3 (or, if applicable, on another appropriate form) pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Notes (except Registrable Notes that the Holders have elected not to include in such Shelf Registration Statement) under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.

     "Special Counsel" means Davis Polk & Wardwell, special counsel to the
      ---------------
Purchaser or such other special counsel as may be designated by the Holders of a majority in aggregate principal amount of Registrable Notes outstanding.

     "Trustee" means the trustee with respect to the Notes under the Indenture.
      -------

     2.   Registration under the Securities Act
          -------------------------------------

     (a)  Exchange Offer Registration.  To the extent not prohibited by any
          ---------------------------
applicable law or applicable interpretation of the Staff of the Commission, each of the Company and the Guarantor agree to use its commercially reasonable efforts to cause to be filed after the Closing Date an Exchange Offer Registration Statement covering an offer by the Company to the Holders to exchange all of the Registrable Notes (except Registrable Notes held by the Purchaser and acquired directly from the Company if the Purchaser is not permitted, pursuant to applicable law or any applicable interpretation of the Staff of the Commission, to participate in the Exchange Offer) for Exchange Notes and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the Commission and use its commercially reasonable efforts to have the Exchange Offer consummated not later than February 26, 1998. The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures required by applicable law or the Indenture:

          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of not less than 20 Business Days from the date such notice is first mailed) (the "Exchange Dates");

          (iii) that any Registrable Note entitled to be exchanged in the Exchange Offer not tendered or tendered and validly withdrawn will remain outstanding and continue to accrue interest (but not at any increased rate provided for under certain circumstances in such Notes), but will not retain any rights under this Agreement;

          (iv) that each Holder electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New
     York) specified in the notice prior to the close of business on the last Exchange Date; and

          (v) that each Holder will be entitled to withdraw its election not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing its election to have such Registrable Notes exchanged.

     As soon as practicable after the last Exchange Date, the Company shall:

          (i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, Exchange Notes equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

     The Company shall use its commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the Commission.

     (b)  Shelf Registrations.  In the event that (i) the Company determines
          -------------------
that the Exchange Offer Registration provided in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date, (ii) the Exchange Offer is not for any other reason consummated by February 26, 1998 or (iii) the Exchange Offer has been completed, and within 60 days following the consummation of the Exchange Offer, a Holder notifies the Company that in the opinion of Special Counsel a Registration Statement must be filed and a Prospectus must be delivered by it because (x) such Registrable Notes represent an unsold allotment of the Registrable Notes purchased by the Purchaser from the Company, (y) such Holder is a Participating Broker-Dealer, or
(z) such Holder was otherwise not permitted to participate in the Exchange Offer, unless the Company has previously done so, the Company shall use its commercially reasonable efforts to cause to be filed as soon as practicable after such determination, date or notice of such Special Counsel's opinion is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to have such Shelf Registration Statement declared effective by the Commission. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for a period of three years from the Closing Date or such shorter period which will terminate when all the Registrable Notes covered by the Shelf Registration have been sold pursuant to the Shelf Registration Statement. The Company shall also supplement or amend such Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company or if required by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the Commission.

     (c) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; provided that, if, after it has been declared effective, the
                --------
offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Registration

Statement may legally resume. In the event that either the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective on or prior to February 26, 1998, then the annual interest rate borne by the Notes shall be increased by 0.25% beginning at such time. If either such Exchange Offer is not consummated or such Shelf Registration Statement is not declared effective on or prior to May 26, 1998, then the annual interest rate borne by the Notes shall be increased by an additional 0.25% beginning at such time. Upon consummation of such Exchange Offer or the effectiveness of such Shelf Registration Statement, the interest borne by the Notes will revert to the original rate.

     (d) Without limiting the remedies available to the Purchaser and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2(a) and 2(b) hereof.

     (e) The Guarantor hereby agrees to cause the Company to perform all of its obligations under this Section 2.

     3.   Registration Procedures
          -----------------------

     (a) In connection with the obligations of the Company and the Guarantor pursuant to Sections 2(a), 2(b) and 2(d) hereof, the Company shall, and the Guarantor shall take all action necessary to enable the Company and shall cause the Company to:

          (i) prepare and file with the Commission, within the applicable time period specified in Section 2(a) and Section 2(b), a Registration Statement or Registration Statements on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and (B) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Notes in accordance with the intended method or methods of distribution as the Company is so advised of by the selling Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include (including through incorporation by reference) all financial statements required by the Commission to be filed therewith, and the Company shall use its commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period and cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

          (iii) a reasonable time prior to the filing of any Registration Statement or Prospectus or any amendments or supplements thereto or any document which is to be incorporated or deemed to be incorporated therein by reference and amendments to such documents, provide copies of such document to the Holders and the Special Counsel and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Holders and the Special Counsel shall not have previously been advised and furnished a copy or to which the Holders or the Special Counsel shall reasonably object;

          (iv) use its commercially reasonable efforts to register or qualify the Exchange Notes or Registrable Notes for the exchange or offer and sale, as the case may be, under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the Commission, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes or Exchange Notes owned by such Holder; provided that the
                                                               --------
     Company will not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(a)(iii), (B) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) take any action which would subject it to taxation in any such jurisdiction where it is not then so subject;

          (v) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement and provide prompt notice to each Holder and the Special Counsel of the withdrawal of any such order;

          (vi) use its commercially reasonable efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, required to be obtained by the Company as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Notes or Exchange Notes and cooperate with each seller of Registrable Notes in connection with any filings required to be made by such seller with the National Association of Securities Dealers, Inc.;

          (vii) provide a trustee for the Registrable Notes or Exchange Notes, as the case may be, and cause the Indenture (or the indenture governing the Exchange Notes, if any) to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") not later than the effective date of any registration; and in connection therewith, cooperate with the Trustee and the Holders to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA and execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner;

          (viii) comply with all applicable rules and regulations of the Commission and, in the case of a Shelf Registration, make generally available to its security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statement shall cover said 12-month period;

          (ix) obtain a CUSIP number for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement; and

          (x) use its commercially reasonable efforts to cause the Exchange Notes or Registrable Notes, as the case may be, to be rated by a nationally recognized statistical rating organization (as such term is defined in Rule 436(g)(2) under the Securities Act) unless such Notes are already so rated.

     (b) In addition to the obligations set forth above in Section 3(a), in the case of a Shelf Registration pursuant to Section 2(b) hereof, as expeditiously as possible, the Company and the Guarantor shall:

          (i) notify each Holder of Registrable Notes and the Special Counsel promptly, and (if requested by any such Person) confirm such notice in writing, (A) when a Prospectus, any Prospectus supplement, a Registration Statement or post-effective amendment related to such Registrable Notes has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Notes, when the same has become effective, (B) of any request by the Commission or any federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
     (C) of the issuance by the Commission or any federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company or the Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, (E) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of any of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the existence of any fact or happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement or related Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (G) of the

     Company's or the Guarantor's determination that a post-effective amendment to a Registration Statement would be appropriate;

          (ii) if reasonably requested by any Holder of Registrable Notes covered by a Registration Statement, (A) incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as such Holder reasonably requests to be included therein, (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such filings and (C) supplement or make amendments to any Registration Statement if reasonably requested by any Holder of Registrable Notes covered by such Registration Statement;

          (iii) furnish to each Holder of Registrable Notes and the Special Counsel and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, at least one conformed copy of each Registration Statement or Statements and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference), as soon as practicable after the filing of such documents with the Commission;

          (iv) furnish to each Holder of Registrable Notes, the Special Counsel and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto and such other documents as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Notes; and each of the Company and the Guarantor hereby consents to the use of such Prospectus or any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such underwriter in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (v) cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Notes to be in such denominations and registered in such names, in all cases consistent with the requirements set forth in the Indenture, as the

     Holders may request at least two Business Days prior to the closing of any sale of Registrable Notes;

          (vi) a reasonable time prior to the filing of any Registration Statement or Prospectus or any amendments or supplements thereto or any document which is to be incorporated or deemed to be incorporated therein by reference and amendments to such documents, make such of the representatives of the Company and the Guarantor as shall be reasonably requested by the Holders or the Special Counsel available for discussion of such document;

          (vii) upon becoming aware of the occurrence of any event contemplated by paragraph 3(b)(i)(F) or 3(b)(i)(G) above, use its commercially reasonable efforts to, as promptly as practicable thereafter, prepare and file with the Commission a post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use its commercially reasonable efforts to cause it to become effective as promptly as is practicable. Each of the Company and the Guarantor agrees to notify the Holders and the Special Counsel to suspend use of the Prospectus as promptly as practicable after becoming aware of the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus upon receipt of such notice until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (viii) enter into such customary agreements and take all such other customary actions in connection therewith (including those reasonably requested by the Holders of a majority of the Registrable Notes being sold) as are reasonably required to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an underwritten offering and in connection therewith, (A) to the extent practicable, make such representations and warranties to the Holders and any underwriters of such Registrable Notes with respect to the business of the Guarantor and its subsidiaries, the Registration Statement,

     Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (B) obtain opinions of counsel to the Company and the Guarantor satisfactory to the selling Holders and any underwriters of such Registrable Notes and updates thereof addressed to each selling Holder and underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (C) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Guarantor (and, if necessary, any other certified public accountant of any subsidiary of the Guarantor, or of any business acquired or to be acquired by the Company or the Guarantor for which financial statements and financial data is or is required to be included in the Registration Statement) addressed to each selling Holder and underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and (D) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold and the Special Counsel to evidence the continued validity of the representations and warranties of the Company and the Guarantor made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantor. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder;

          (ix) upon reasonable notice, make available for inspection by a representative of the Holders of Registrable Notes, Special Counsel, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney and accountant designated by such selling Holders or underwriters, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Guarantor and its subsidiaries and cause the officers, directors and employees of the Guarantor and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition, in each case that would customarily be reviewed or examined in connection with a "due diligence" review of the Company and the Guarantor; and

          (x) use its commercially reasonable efforts to cause all Registrable Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount, to the extent such Registrable Notes satisfy applicable listing requirements.

     In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Notes to furnish to the Company such information regarding the Holder and the distribution of such Registrable Notes by such Holder as the Company may from time to time reasonably request in writing. Each Holder of Registrable Notes as to which any registration is being effected will be required to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company pursuant to Section 2 or of the happening of any event, in either case as a result of which any Prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Notes required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such Prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any (i) notice from the Company or the Guarantor of the happening of any event of the kind described in Section 3(b)(i)(F) or 3(b)(i)(G) hereof, (ii) notice from the Company or the Guarantor that it is in possession of material information that has not been disclosed to the public and the Company or the Guarantor reasonably deems it to be advisable not to disclose such information in a registration statement or (iii) notice from the Company or the Guarantor that it is in the process of a registered offering of securities and the Company or the Guarantor reasonably deems it to be advisable to temporarily discontinue disposition of Registrable Notes pursuant to the Shelf Registration Statement (in each case, such notice being hereinafter referred to as a "Suspension Notice"), such Holder will forthwith discontinue disposition of Registrable Notes pursuant to any Shelf Registration Statement and shall not be entitled to the benefits provided under Section 6 hereof with respect to any sales made by it in contravention of this paragraph, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(b)(vii) hereof or a notice that any order suspending the effectiveness of the Shelf Registration Statement has been withdrawn, or, in the case of (ii) or
(iii) above, until further notice from the Company and the Guarantor that disposition of Registrable Notes may resume, provided that such further notice will be given within 90 days of the Suspension Notice in the case of (ii) above and within 120 days of the Suspension Notice in the case of (iii) above, and provided further that in the case of (ii) and (iii) above that any Suspension Notice must be based upon a good faith determination of the Board of Directors of the Company or the Guarantor that such Suspension Notice is necessary; and, if so directed by the Company or the Guarantor, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Company or the Guarantor shall give any Suspension Notice relating to the disposition of Registrable Notes pursuant to any Shelf Registration Statement, the Company shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or received such Notice that any order suspending dispositions of the Notes has been withdrawn. Notwithstanding the foregoing, in the case of clauses (ii) or (iii) above, neither the Company nor the Guarantor may deliver a Suspension Notice if a period of 90 days in the case of (ii) above and 120 days in the case of (iii) above has not elapsed since the termination of any prior period during which a Suspension Notice was in effect.

     4.   Participation of Broker-Dealers in Exchange Offer
          -------------------------------------------------

     (a) The Staff of the Commission has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

     Each of Company and the Guarantor understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     (b) In the light of the above, notwithstanding the other provisions of this Agreement, each of the Company and the Guarantor agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Purchaser or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff of the Commission recited in Section 4(a) above; provided that:
                                              --------

          (i) neither the Company nor the Guarantor shall be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(b)(vii), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the last paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company or the Guarantor to deliver and shall not deliver such Prospectus after such period in connection with resales contemplated by this Section 4; and

          (ii) in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company and the Guarantor shall be obligated (A) to deal only with one entity representing the Participating Broker-Dealers, which shall be Donaldson, Lufkin & Jenrette Securities Corporation unless it elects not to act as such representative, (B) to pay the fees and expense of only one counsel representing the Participating Broker-Dealers, which shall be the Special Counsel unless such counsel elects not to so act and (C) to cause to be delivered only one, if any, "cold comfort" letter or set of letters, as the case may be, with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

     5.   Registration Expenses
          ---------------------

     The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation,
(i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons acting on behalf of the Company and the Guarantor in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the reasonable fees and disbursements of the Trustee (including the reasonable fees and disbursements of its counsel), (vii) the fees and disbursements of counsel for the Company and the Guarantor, the Special Counsel and of the independent public accountants of the Company and the Guarantor, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder. In the event the Company shall fail to pay any amounts owed pursuant to this Section 5, the Guarantor shall pay such amounts.

     6.  Indemnification and Contribution
         --------------------------------

     (a) Each of the Company and the Guarantor jointly and severally agrees to indemnify and hold harmless (i) the Purchaser, (ii) each Holder, (iii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Purchaser or any Holder (such person referred to in this clause (ii) as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Purchaser, any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may be referred to as an "Indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any amendment or supplement thereto, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities, judgments, actions or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the

Purchaser or any Holder, as requested in writing to be included by any Holder pursuant to Section 2, furnished in writing to the Company by the Purchaser or any Holder expressly for use therein. The Company and the Guarantor also agree, jointly and severally, to indemnify any underwriters of the Registrable Notes, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchaser and the Holders provided in this Section 6. The Company and the Guarantor shall notify the Purchaser promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation relating to the offering of the Senior Notes or this Agreement which involves the Company or the Guarantor or any Indemnified Person.

     (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any Indemnified Person based upon any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), and with respect to which indemnity may be sought against either the Company or the Guarantor (each, an "Indemnifying Party"), such Indemnified Person shall promptly notify the Indemnifying Party in writing (provided, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations pursuant to this Agreement unless the Indemnifying Party is materially prejudiced thereby and had no knowledge of such action or proceeding) and such Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense and employ counsel or
(iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Indemnifying Party and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or to another Indemnified Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than (i) one separate firm of attorneys (in addition to any local counsel) for the Purchaser and all controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities

Corporation, and (ii) one separate firm of attorneys (in addition to any local counsel) for all such Holders and controlling persons, which firm shall be designated by Holders of a majority in aggregate principal amount of Registrable Notes, and that all such fees and expenses shall be reimbursed as they are incurred). Such Indemnifying Party shall be liable for any settlement of any such action effected with such Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld, and such Indemnifying Party agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of such Indemnifying Party. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of such Indemnifying Party and the Indemnified Person shall have requested such Indemnifying Party to reimburse the Indemnified Person for such fees and expenses of counsel as incurred, such Indemnifying Party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than 30 business days after the receipt by such Indemnifying Party of the aforesaid request, and (ii) such Indemnifying Party shall have failed to reimburse the Indemnified Person in accordance with such request for reimbursement prior to the date of such settlement. Such Indemnifying Party shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

     (c) In connection with any Shelf Registration in which a Holder is participating, the Holders agree severally and not jointly, to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective officers, directors, partners, employees, representatives and agents of the Purchaser and each of the Company and the Guarantor, its directors, officers and any person controlling such person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to the Purchaser and each Holder set forth in Section 6(a) above, but only with reference to information relating to such Holder furnished in writing by or on behalf of such Holder, expressly for use in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto). In case any action shall be brought against any of the Company, the Guarantor, any of their directors, any such officers or any person controlling such person or the Purchaser, any of its directors or any person controlling the Purchaser based on any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), and in respect of which indemnity may be sought against any Holder, such Holder shall have the rights and duties given to the Company and the Guarantor (except that if the Company, the Guarantor or the Purchaser shall have assumed the defense thereof, such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such Holder's expense), and each of the Company, the Guarantor and the Purchaser, their directors, any such officers and any person controlling such persons shall have the rights and duties given to the Purchaser and the Holders, by Section 6(b) hereof.

     (d) The Purchaser agrees to indemnify and hold harmless each of the Company and the Guarantor and any person, if any, controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or the Guarantor, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantor to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to the Purchaser furnished in writing by the Purchaser expressly for use in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto). In case any action shall be brought against the Company or the Guarantor, or any of their directors, officers or persons controlling the Company or the Guarantor, based on any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended and supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), and in respect of which indemnity may be sought against the Purchaser, the Purchaser shall have the rights and duties given to the Company and the Guarantor (except that if the Company or the Guarantor shall have assumed the defense thereof, the Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, the fees and expenses of such counsel shall be at the expense of the Purchaser), and the Company and the Guarantor, their directors, officers and any persons controlling any such persons shall have the rights and duties given to the Purchaser, by Section 6(b) hereof.

     (e) If the indemnification provided for in this Section 6 is unavailable to any Indemnified Person in respect of any losses, claims, damages, liabilities, judgments or expenses referred to herein, then each Indemnifying Party, in lieu of indemnifying such any Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantor, on the one hand, and the Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor, on the one hand, and the Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Guarantor and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchaser and the Holders were treated as one entity) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 6, neither the Purchaser nor any Holder shall be required to contribute any amount in excess of the amount by which the total price of the Registrable Notes sold by the Purchaser or such Holder exceeds the amount of any damages which the Purchaser or such Holder has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Notes of such Holder that were registered pursuant to a Registration Statement and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Purchaser or any person controlling the Purchaser, any Holder or any person controlling the Holder, or the Company, the Guarantor, their officers or directors or any person controlling any such person, and (iii) the sale or transfer of any Registrable Notes by any Holder.

     7.  Selection of Underwriters
         -------------------------

     The Holders of Registrable Notes covered by the Shelf Registration Statement who desire to do so may sell such Registrable Notes in an underwritten offering. In any such underwritten offering, the investment banker or investment bankers and manager or managers (the "underwriters") that will administer the offering will be selected by the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes included in such offering.

     8.  Miscellaneous
         -------------

     (a) Remedies.  In the event of a breach by the Company or the Guarantor of
         --------
any of their obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of the Company and the Guarantor agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

     (b) No Inconsistent Agreements.  Neither the Company nor the Guarantor has,
         --------------------------
as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Each of the Company and the Guarantor represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's or the Guarantor's securities under any other agreements.

     (c) Amendments and Waivers.  The provisions of this Agreement, including
         ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantor have obtained the written consent of Holders of a majority of the then outstanding aggregate principal amount of Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, no amendment, modification or supplement,
              --------  -------
waiver or consent with respect to the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (d) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery:

           (i) if to a Holder, in accordance with the notice provisions set forth in the Indenture, with a copy to the Purchaser, initially at their respective addresses as follows:

         Donaldson, Lufkin & Jenrette Securities Corporation
         277 Park Avenue
         New York, New York 10172
         Attention: Jonathan D. Kelly

and thereafter at such other address, notice of which is given in accordance with this Section 8(d); and

     (ii)  if to the Company, initially at its address as follows:

         Terra Nova Insurance (UK) Holdings plc
         Terra Nova House
         41-43 Mincing Lane
         London EC3R 7SP, Great Britain
         Attention: John Riddick

and thereafter at such other address, notice of which is given in accordance with this Section 8(d); and

     (iii) if to the Guarantor, initially at its address as follows:

         Terra Nova (Bermuda) Holdings Ltd.
         Richmond House

           2nd Floor
           12 Par-La-Ville Road
           Hamilton HM 08, Bermuda
           Attention: William O. Bailey

and thereafter at such other address, notice of which is given in accordance with this Section 8(d); and

     (iv) if to Special Counsel, initially at its address as follows:

           Davis Polk & Wardwell
           450 Lexington Avenue
           New York, New York 10017
           Attention:  Richard J. Sandler

and thereafter at such other address, notice of which is given in accordance with this Section 8(d).

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; the next business day if timely delivered to an air courier guaranteeing overnight delivery; when answered back, if telexed; and when receipt acknowledged, if telecopied.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

     (e) Successors and Assigns: Third Party Beneficiaries.  This Agreement
         -------------------------------------------------
shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Notes. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and/or the Guarantor, on the one hand, and the Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights hereunder.

     (f) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the internal laws of the State of New York.

     (i) Jurisdiction.  Each of the Company and the Guarantor has designated and
         ------------
appointed CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent (the "Authorized Agent") upon which process may be served in any legal suit, action or proceeding (a "Proceeding") based on or arising under this Agreement, which may be instituted in any state or federal court sitting in the City of New York by any Holder, and each of the Company and the Guarantor expressly accepts and irrevocably submits to the jurisdiction of any such court in respect of any such Proceeding. Such appointment shall be irrevocable unless and until a successor authorized agent in the City or State of New York reasonably acceptable to the Holders shall have been appointed by the Company or the Guarantor, as applicable, such successor shall have accepted such appointment and written notice thereof shall have been given to the Holders. Each of the Company and the Guarantor represents and warrants that the Authorized Agent has agreed to act as said agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to such party (mailed or delivered to such party at such party's address set forth above) shall be deemed, in every respect, valid and effective personal service of process upon such party in any such Proceeding and each of the Company and the Guarantor irrevocably waives all claim of error by reason of any such service. Each of the Company and the Guarantor irrevocably waives any objection which it may now or hereafter have to the laying of venue in any federal or state court sitting in the City of New York of any Proceeding based on or arising under this Agreement and irrevocably waives any claim that any such Proceeding in any such court has been brought in an inconvenient forum. Each of the Company and the Guarantor agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any court having jurisdiction over the Company or the Guarantor, as applicable, by a suit upon such judgment.

     (j) Payment Currency.  Any obligation of the parties to make payments
         ----------------
hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder. The party liable to make such payment agrees to indemnify the party which is to receive such payment for the amount (if any) by which such receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and the party which is to receive such payment agrees to pay to the party liable to make such payment the amount (if any) by which such receipt shall exceed the full amount of the Obligation Currency, and, in each case, such obligation shall not be affected by judgment being obtained for any other sums due under this Agreement. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in such foreign currency as certified for customs purposes by the Federal Reserve Bank of New York for the business day preceding that on which the judgment becomes a final judgment or, if such noon buying rate is not available, the rate of exchange shall be the rate at which in accordance with normal banking procedures Donaldson, Lufkin & Jenrette Securities Corporation could purchase United States dollars with such foreign currency on the business day preceding that on which the judgment becomes a final judgment.

     (k) Severability.  If any term, provision, covenant or restriction of this
         ------------
Agreement is held to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (l) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                         TERRA NOVA INSURANCE (UK) HOLDINGS PLC



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         TERRA NOVA (BERMUDA) HOLDINGS LTD.


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         DONALDSON LUFKIN & JENRETTE SECURITIES
                                             CORPORATION


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title: